U.S.SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2006

SEA SUN CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-32307	59-3518707
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Brookmill Road
Oakville, Ontario L6J 5K5, Canada
(Address of principal executive offices)

Registrant's telephone number, including area code (905) 884-3680

__________________________________________________
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant Rule 14a-12 under Exchange Act  (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under  the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under  the xchange Act (17 CFR240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

(a)    The Registrant’s Board of Directors and officers have concluded that the Registrant’s financial statements for the quarter ended June 30, 2005 should no longer be relied upon because of an error in such financial statements.

(1)       The date of the conclusion regarding the non-reliance is March 28, 2006 and the period for which the financial statement should not be relied on is the quarter ended June 30, 2005.

(2)       The facts underlying the conclusion that the financial statements should not be relied upon are that the funds received by the Registrant associated with the sale of investor locations should have been recorded as debt instead of declared revenue as defined by EITF 88-18.

(3)       The Board of Directors and officers of the Registrant discussed the matters disclosed in this filing with the Registrant’s independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006                                                                                            By:   /s/Graham Millington
                                                                                                                                   President